Trenwick Group Ltc.
                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation                      Case No. 03-12635(MFW)
                                                Reporting Period: September 2004

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------------------------------------------------------------
                                                                                          Document      Explanation
Required Documents                                                       Form No.         Attached       Attached
--------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                              MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1            Yes
     Copies of bank statements                                                            N/A
     Cash disbursements journals                                         MOR-1            Yes
Statement of Operations                                                  MOR-2            Yes
Balance Sheet                                                            MOR-3            Yes
Status of Postpetition Taxes                                             MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                           N/A
     Copies of tax returns filed during reporting period                                  Yes
Summary of Unpaid Postpetition Debts                                     MOR-4            Yes
     Listing of aged accounts payable                                    MOR-4            Yes
Accounts Receivable Reconciliation and Aging                             MOR-5            Yes
Debtor Questionnaire                                                     MOR-5            Yes
--------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                               October 20, 2004
------------------------------------------                      Date
Signature of Debtor


/s/ Alan L. Hunte                                               October 20, 2004
------------------------------------------                      Date
Signature of Joint Debtor


/s/ Alan L. Hunte                                               October 20, 2004
------------------------------------------                      Date
Signature of Authorized Individual*


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

In re: Trenwick America Corporation                      Case No. 03-12635 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: September 2004

                                                            Bank Accounts
                                             Operating         Payroll         Tax           Other
                                       -----------------------------------------------------------
        Cash - Beg of Month                 2,173,645.11      35,331.89         NA             --
                                       -----------------------------------------------------------

             Receipts:
            Cash Sales                                --             --          --            --
           Accounts Rec.                              --             --          --            --
         Loans & Advances                             --             --          --            --
          Sale of Assets                              --             --          --            --
           Deposit/WT IN                       14,037.30             --          --            --
               Other                            2,028.70             --          --            --
Fund Transfer(Vista MM Redemption)                    --             --          --            --
        Transfers (Interco)                 1,919,124.53     796,265.96          --            --
                                       -----------------------------------------------------------

          Total Receipts                    1,935,190.53     796,265.96          --            --
                                       -----------------------------------------------------------

          Disbursements:
            Net Payroll                                     (520,530.91)         --            --
           Payroll Taxes                              --    (275,735.05)         --            --
      Sales, Use, & Other Tax                         --             --          --            --
        Inventory Purchases                           --             --          --            --
       Secured Rental/Leases                 (154,313.30)            --          --            --
             Insurance                                --             --          --            --
          Administrative                     (423,965.31)            --          --            --
              Selling                                 --             --          --            --
               Other                                                 --          --            --
          Transfers (PR)                     (796,265.96)            --          --            --
         Professional Fees                    (87,927.32)            --          --            --
            Court Costs                               --             --          --            --
                                       -----------------------------------------------------------

        Total Disbursements                (1,462,471.89)   (796,265.96)         --            --
                                       -----------------------------------------------------------

           Net Cash Flow                      472,718.64             --          --            --
                                       -----------------------------------------------------------

        Cash: End of Month                  2,646,363.75      35,331.89          --            --
                                       ===========================================================


                                                                      FORM MOR-1

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

Trenwick America Corporation
Bank Reconciliations
Reporting Period: September 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $      2,646,363.75

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance     $         35,331.89


                                                                      FORM MOR-1

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

Trenwick America Corporation
Disbursements Log (Excludes Intercompany)
Month Ended September 30, 2004

             Wire Date                      Amount                        Vendor Name
-------------------------------------  -----------------  ---------------------------------------------
9/06/04                                       86,983.62   New York Life Benefit Services Co.
9/30/04                                       84,350.45   New York Life Benefit Services Co.
9/01/04                                        3,370.61   Flexible Spending
9/13/04                                        3,037.28   Flexible Spending
9/30/04                                        3,016.45   Flexible Spending
-------------------------------------  ----------------
Wire Transfer total                          180,758.41
-------------------------------------  ----------------

            Check Number                    Amount                        Vendor Name
-------------------------------------  ----------------   ---------------------------------------------
108930                                        13,825.39   CYPRESS COMMUNICATIONS
108931                                         1,050.00   Marty Becker
108932                                            31.48   Robert Crowther
108933                                         2,240.46   Tyler Jr.,Stanlee C.
108934                                         1,735.93   Zicarelli,Sue
108935                                           128.25   Thomas,Richard R.
108936                                           858.00   Timothy Graham
108937                                         1,799.00   American Conference Institute
108938                                           441.00   CT Corporation System
108939                                           525.00   Casualty Actuarial Society
108940                                           283.63   Ceridian Employer Services
108941                                           142.50   Eastern Benefit Systems, Inc.
108942                                       154,313.30   Equity Office Properties, L.L.C.
108943                                         2,252.73   Federal Express Corporation
108944                                           150.00   Federal Reserve Bank of Cleveland
108945                                         1,665.00   James Kevin Flynn
108946                                           728.00   Joyce Van Lines, Inc.
108947                                         5,332.80   MBSII.net
108948                                         1,370.00   Mary A. Pagoto
108949                                           141.89   Paul Feldsher
108950                                         6,373.25   Propark, Inc.
108951                                           397.26   Staples Business Advantage
108952                                         5,562.00   Sungard Availability Services Inc.
108953                                         1,650.00   Trevaskis & Associates Inc.
108954                                           121.27   Visible Computer Supply Corporation
108955                                        87,927.32   Young, Conaway, Stargatt & Taylor, LLP
108956                                           711.59   AT&T
108957                                           278.44   AT&T
108958                                           985.00   Advanced Solutions, Inc.
108959                                           466.46   BMC Solutions, Inc.
108960                                           225.33   Bronx SCU
108961                                         1,607.65   CDW Direct, LLC
108962                                           199.50   COGENT COMMUNICATIONS, INC
108963                                            55.00   CSCPA
108964                                        14,258.10   CYPRESS COMMUNICATIONS
108965                                           806.25   Carmen Ivette Bigaud
108966                                           354.41   Ceridian Employer Services
108967                                           900.00   Cogent Communications, Inc.
108968                                         3,112.86   Crystal Rock Water Company
108969                                           859.28   Federal Express Corporation
108970                                            21.20   Goodway Printing & Graphics
108971                                         7,373.53   Iron Mountain
108972                                         1,530.00   James Kevin Flynn
108973                                           400.00   Liz Sue Bagels
108974                                            50.90   MCI


                                                                      FORM MOR-1

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

108975                                           299.25   MCI
108976                                           195.00   Mail Delivery Service of Stamford, LLC
108977                                           719.96   Motient
108978                                           705.97   Nextel
108979                                            54.80   Skytel
108980                                           229.60   Staples Business Advantage
108981                                           531.25   Susan Genovese
108982                                         2,644.52   Temco Service Industries, Inc.
108983                                            86.35   The Basket Case
108984                                           774.90   Carrie Struzynski
108985                                           359.98   DiMarzo David
108986                                         1,037.45   Hunte,Alan L.
108988                                           812.79   Louis Direnzo
108989                                           923.24   Mary Fortado
108991                                           880.89   BMW Financial Services
108992                                           948.70   Business Invirons
108993                                           353.21   Ceridian Employer Services
108994                                           748.81   Federal Express Corporation
108995                                            21.20   Goodway Printing & Graphics
108996                                           367.98   Imagistics International Inc.
108997                                           322.59   Iron Mountain
108998                                         1,935.00   James Kevin Flynn
108999                                         7,110.40   MBSII.net
109000                                            63.34   MCI
109001                                         1,431.75   MCI
109002                                         3,247.47   Pitney Bowes
109003                                         5,454.00   Re Systems Group
109004                                           615.92   Staples Business Advantage
109005                                         2,400.00   Trevaskis & Associates Inc.
109006                                           355.43   Daniels,Gary
109007                                           107.11   Duarte,Deborah
109008                                           249.70   Gale,Matthew B.
109009                                         1,033.98   Mary Fortado
109011                                           316.66   Nicole Morris
109012                                        86,680.04   Anthem BCBSCT
109013                                           225.33   Bronx SCU
109014                                           243.13   CDW Direct, LLC
109015                                           199.50   COGENT COMMUNICATIONS, INC
109018                                           806.25   Carmen Ivette Bigaud
109019                                         7,363.54   Delta Dental
109022                                         4,472.41   Equity Office Properties, L.L.C.
109023                                         1,806.08   Federal Express Corporation
109024                                         4,572.00   Imagistics International Inc.
109025                                         1,890.00   James Kevin Flynn
109026                                         1,893.75   Lexis/Nexis
109027                                           659.27   Petty Cash/Sam Mills
109028                                           240.78   Staples Business Advantage
109029                                           393.75   Susan Genovese
109030                                           382.50   TriTech Software Development Corporation
109031                                        11,039.03   Unum Life Insurance Company of America

                                       ----------------
Total Checks                                 485,447.52
                                       ----------------

Total September Disbursements                666,205.93
-------------------------------------------------------


                                                                      FORM MOR-1

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------
                                                     Month to Date         Cumulative
REVENUES                                             September 2004      Filing to Date
---------------------------------------------------------------------------------------
Gross Revenues                                         $       154         $    241,801
---------------------------------------------------------------------------------------
Less: Returns and Allowances                                    --                   --
---------------------------------------------------------------------------------------
Net Revenue                                            $       154         $    241,801
---------------------------------------------------------------------------------------
COST OF GOODS SOLD                                              --
---------------------------------------------------------------------------------------
Beginning Inventory                                             --                   --
---------------------------------------------------------------------------------------
Add: Purchases                                                  --                   --
---------------------------------------------------------------------------------------
Add:Cost of Labor                                               --                   --
---------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                            --                   --
---------------------------------------------------------------------------------------
Less: Ending Inventory                                          --                   --
---------------------------------------------------------------------------------------
Cost of Goods Sold                                              --                   --
---------------------------------------------------------------------------------------
Gross Profit                                                   154              241,801
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
Advertising                                                     --                   --
---------------------------------------------------------------------------------------
Auto and Truck Expense                                          30                  378
---------------------------------------------------------------------------------------
Bad Debts                                                       --                   --
---------------------------------------------------------------------------------------
Contributions                                                   --               (2,500)
---------------------------------------------------------------------------------------
Employee Benefits Programs                                   3,593               43,767
---------------------------------------------------------------------------------------
Insider compensation*                                       38,856              844,507
---------------------------------------------------------------------------------------
Insurance                                                  (11,556)               7,272
---------------------------------------------------------------------------------------
Management Fees/Bonuses **                                 285,059             (710,560)
---------------------------------------------------------------------------------------
Office Expense                                               2,528               49,936
---------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                               1,319               40,052
---------------------------------------------------------------------------------------
Repairs and Maintenance                                        184                3,260
---------------------------------------------------------------------------------------
Rent and Lease Expense                                       6,373              696,685
---------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   53,687              470,860
---------------------------------------------------------------------------------------
Supplies                                                     7,110               89,190
---------------------------------------------------------------------------------------
Taxes-Payroll                                               (1,009)              24,704
---------------------------------------------------------------------------------------
Taxes-Real Estate                                              306                2,824
---------------------------------------------------------------------------------------
Taxes-Other                                                 (4,640)               6,105
---------------------------------------------------------------------------------------
Travel and Entertainment                                       175                3,166
---------------------------------------------------------------------------------------
Utilities                                                      156                2,108
---------------------------------------------------------------------------------------
Other (attach schedule)                                   (107,434)           5,209,833
---------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation               274,736            6,781,586
---------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                          4,374              289,114
---------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses           (278,957)          (6,828,900)
---------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------
Other Income (attach schedule)                          (6,231,850)         (59,018,534)
---------------------------------------------------------------------------------------
Interest Expense                                                --                   --
---------------------------------------------------------------------------------------
Other Expense (attach schedule)                                 --                   --
---------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items           (6,510,808)         (65,847,435)
---------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------
Professional Fees                                               --                   --
---------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                     --                   --
---------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                   5,757               60,142
---------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                               --              (75,210)
---------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)         (1,175,794)           5,765,168
---------------------------------------------------------------------------------------
Total Reorganization Expenses                            1,181,551           (5,780,236)
---------------------------------------------------------------------------------------
Income Taxes                                                    --             (170,205)
---------------------------------------------------------------------------------------
Net Profit (Loss)                                      $(5,329,257)        $(71,457,466)
---------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not considered insiders for purposes of this disclosure.

** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement


                                                                      FORM MOR-2

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                              Month to Date        Cumulative
BREAKDOWN OF "OTHER" CATEGORY                September 2004      Filing to Date
-------------------------------------------------------------------------------
Other Costs
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Operational Expenses
-------------------------------------------------------------------------------
Recruiting & Relocation                                 --                2,951
-------------------------------------------------------------------------------
Legal Fees                                           1,952               13,180
-------------------------------------------------------------------------------
Audit Fees                                         (92,778)             (26,530)
-------------------------------------------------------------------------------
Accounting & Tax Fees                              (20,000)              46,654
-------------------------------------------------------------------------------
Other Fees                                              --            5,119,513
-------------------------------------------------------------------------------
Data Processing                                      1,800               43,273
-------------------------------------------------------------------------------
Seminars & Continuing Education                        752                6,105
-------------------------------------------------------------------------------
Dues & Subscriptions                                   840                4,687
-------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES               $  (107,434)        $  5,209,833
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                   (6,231,850)         (59,018,534)
-------------------------------------------------------------------------------
TOTAL OTHER INCOME                             $(6,231,850)        $(59,018,534)
-------------------------------------------------------------------------------
Other Expenses
-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------
Bankruptcy Related Fees                         (1,175,794)           5,765,168
-------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES            $(1,175,794)        $  5,765,168
-------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------
                                                                       BOOK VALUE AT END OF        BOOK VALUE ON
                      ASSETS                                         CURRENT REPORTING MONTH       PETITION DATE
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                6,279,854             4,532,566
----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           --                    --
----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       50,620,809            48,745,299
----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                    --
----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                   163,790               503,054
----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                               1,000                10,000
----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                             340,703               327,755
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         $  57,406,156         $  54,118,674
----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                    --
----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                    --
----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                        17,641,546            20,723,654
----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                           3,381,585             3,485,693
----------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                  (17,239,288)          (15,433,035)
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $   3,783,842         $   8,776,312
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                  49,699               266,900
----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                 183,170,272           249,660,381
----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                           $ 183,219,970         $ 249,927,281
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $ 244,409,969         $ 312,822,267
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                       CURRENT REPORTING MONTH         PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                    --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                       19,657                    --
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                    --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                  673,470                    --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 7,098,854                    --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                               $   7,791,982         $          --
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                    --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                 288,386,641           289,648,446
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                               $ 288,386,641         $ 289,648,446
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                              296,178,623           289,648,446
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          100                   100
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     266,985,085           266,985,085
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                    --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (246,858,372)         (246,858,372)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                              (71,457,466)                   --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                     (438,001)            3,047,008
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                    --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                             $ (51,768,654)        $  23,173,821
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                         $ 244,409,969         $ 312,822,267
================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 24 officers which were not included in this amount.


                                                                      FORM MOR-3

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                       BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------
                                         BOOK VALUE AT END OF    BOOK VALUE ON
             ASSETS                    CURRENT REPORTING MONTH   PETITION DATE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
OTHER CURRENT ASSETS
------------------------------------------------------------------------------
Accrued Investment Income                         340,703              327,755
------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                  $     340,703         $    327,755
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------
Deferred Taxes Receivable                       1,308,827            1,198,532
------------------------------------------------------------------------------
Investment in Subsidiaries                    181,857,932          244,859,636
------------------------------------------------------------------------------
Miscellaneous Other Assets                          3,513            3,602,213
------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $ 183,170,272         $249,660,381
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF     BOOK VALUE ON
LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH    PETITION DATE
------------------------------------------------------------------------------

------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
------------------------------------------------------------------------------
Accounts Payable                                   64,914               42,517
------------------------------------------------------------------------------
Accrued Expenses                                       --            1,290,790
------------------------------------------------------------------------------
Interest Payable                               12,728,025           12,728,025
------------------------------------------------------------------------------
Taxes Payable                                   2,602,010            2,601,759
------------------------------------------------------------------------------
Due to Affiliates                              82,787,757           82,787,757
------------------------------------------------------------------------------
Indebtedness                                  190,203,934          190,197,598
------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)        $ 288,386,641         $289,648,446
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
------------------------------------------------------------------------------
Accrued Expenses                                1,665,187                   --
------------------------------------------------------------------------------
Severance Payable                                 352,638                   --
------------------------------------------------------------------------------
Bonuses Payable                                 2,072,743                   --
------------------------------------------------------------------------------
Taxes Payable                                   2,400,441                   --
------------------------------------------------------------------------------
Due to Affiliates                                 607,846                   --
------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES        $   7,098,854         $         --
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
------------------------------------------------------------------------------
Equity in Subsidiary                             (438,001)           3,047,008
------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY            $    (438,001)        $  3,047,008
------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------------------------
                                            Beginning     Withheld or                                Check. No  Ending Tax
                                         Tax Liability      Accrued        Amount Paid   Date Paid     or EFT    Liability
==========================================================================================================================
Federal
--------------------------------------------------------------------------------------------------------------------------
Withholding                                      --          157,705          157,705    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                    --           35,967           35,967    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                    --           35,967           35,967    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
Unemployment                                     --               92               92    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
Income                                           --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
Other:                                           --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                            --          229,731          229,731                                   --
--------------------------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------------------------
Withholding                                      --           45,071           45,071    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
Sales                                            --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
Excise                                           --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
Unemployment                                     --              932              932    9/14, 9/29      EFT            --
--------------------------------------------------------------------------------------------------------------------------
Real Property                                    --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
Personal Property                                --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
Other:                                           --               --               --                                   --
--------------------------------------------------------------------------------------------------------------------------
  Total State and Local                          --           46,003           46,003                                   --
--------------------------------------------------------------------------------------------------------------------------
Total Taxes                           --    275,734          275,734               --                                   --
--------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

---------------------------------------------------------------------------------------------------------------------------
                                                                          Number of Days Past Due
                                                ===========================================================================
                                                 Current        0-30        31-60        61-90       Over 90         Total
---------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                      --         --           --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
Wages Payable                                     19,657         --           --            --            --         19,657
---------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                         --                                                                 --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                --
---------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                               --
---------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments             --
---------------------------------------------------------------------------------------------------------------------------
Professional Fees                                     --         --       20,001       190,786       462,683        673,470
---------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                               --         --           --            --            --             --
---------------------------------------------------------------------------------------------------------------------------
Other:                                                --
---------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                          19,657         --       20,001       190,786       462,683        693,127
---------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

Listing of aged accounts payable
Trenwick America Corporation
As of September 30, 2004

              Vendor                     Invoice Date           Services             Invoice Number                   Amount
              ------                     ------------           --------             --------------                   ------
           Ernst & Young                   5/17/2004         March expenses           ERN231-02000                     23,139.20
           Ernst & Young                   5/17/2004         March expenses           ERN578-02000                      5,784.80
           Ernst & Young                   8/18/2004         April Expenses           ERN184-02000                     18,420.00
           Ernst & Young                   8/18/2004         April Expenses           ERN460-02000                      4,605.00
          Ashby & Geddes                   5/17/2004         March expenses           ASH647-02000                      6,474.20
          Ashby & Geddes                   6/29/2004         April Expenses           ASH472-02000                      4,727.50
         Dewey Ballantine                  6/11/2004         March expenses           DEW832-02000                     83,220.50
            Ben Branch                     6/30/2004         March expenses           BEN172-02000                      1,729.20
            Ben Branch                     6/30/2004         April Expenses           BEN250-02000                      2,508.00
  Hennigan, Bennett & Dorman, LLP          7/7/2004          March expenses           HEN236-02000                    236,068.79
  Hennigan, Bennett & Dorman, LLP          7/7/2004          March expenses           HEN534-02000                     53,464.90
  Young Conaway Stargatt & Taylor          7/7/2004          March expenses           YOU123-02000                     12,316.50
  Young Conaway Stargatt & Taylor          8/18/2004         April Expenses           YOU102-02000                     10,224.50
                                                                                                                  ---------------
                                                                                        91 + days                     462,683.09
                                                                                                                  ---------------

         Dewey Ballantine                  7/27/2004      April - May Expenses        DEW437-02000                     43,777.95
         Dewey Ballantine                  9/15/2004          May Expenses            DEW104-02000                    104,943.46
         Dewey Ballantine                  9/15/2004          May Expenses            DEW248-02000                     24,839.60
          Ashby & Geddes                   7/7/2004           May Expenses            ASH308-02000                      3,082.40
          Ashby & Geddes                   8/18/2004          June Expenses           ASH486-02000                      4,869.20
  Young Conaway Stargatt & Taylor          8/18/2004          May Expenses            YOU480-02000                      4,807.10
  Young Conaway Stargatt & Taylor          8/18/2004          June Expenses           YOU401-02000                      4,017.90
            Ben Branch                     7/6/2004           May Expenses            BEN448-02000                        448.80
                                                                                                                  ---------------
                                                                                       61-90 days                     190,786.41
                                                                                                                  ---------------

         Tina Smith, Esq.                  9/30/2004            July 2004             TIN183-02000                      1,831.12
           Joann McNiff                    8/18/2004            July 2004             JOA664-02000                        664.00
  Young Conaway Stargatt & Taylor          9/15/2004            July 2004             YOU137-02000                     13,795.10
  Young Conaway Stargatt & Taylor          9/15/2004            July 2004             YOU206-02000                      2,060.50
            Ben Branch                     9/15/2004            July 2004             BEN132-02000                      1,320.00
            Ben Branch                     9/15/2004            July 2004             BEN330-02000                        330.00
                                                                                                                  ---------------
                                                                                       31-60 Days                      20,000.72
                                                                                                                  ---------------

                                                                                                                  ---------------
                                                                                 Total Professional Fees          $   673,470.22
                                                                                                                  ---------------


                                                                     MOR-4 AGING

                                                             Trenwick Group Ltc.
                                                                    Exhibit 99.2

     Trenwick America Corporation                        Case No. 03-12635 (MFW)
                Debtor                          Reporting Period: September 2004

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

--------------------------------------------------------------------------------------     ------------
Accounts Receivable Reconciliation                                                            Amount
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable at the beginning of the reporting period                           51,238,518
--------------------------------------------------------------------------------------     ------------
+ Amounts billed during the peiod                                                             1,437,072
--------------------------------------------------------------------------------------     ------------
- Amounts collected during the peiod                                                         (2,054,781)
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable at the end of the reporting period                                 50,620,809
--------------------------------------------------------------------------------------     ------------

--------------------------------------------------------------------------------------     ------------
Accounts Receivable Aging                                                                     Amount
--------------------------------------------------------------------------------------     ------------
0 - 30 days old                                                                               1,434,201
--------------------------------------------------------------------------------------     ------------
31 - 60 days old                                                                                     --
--------------------------------------------------------------------------------------     ------------
61 - 90 days old                                                                                     --
--------------------------------------------------------------------------------------     ------------
91 + days old                                                                                60,839,937
--------------------------------------------------------------------------------------     ------------
Total Accounts Receivable                                                                    62,274,138
--------------------------------------------------------------------------------------     ------------
Amount considered uncollectible (Bad Debt)                                                  (11,653,329)
--------------------------------------------------------------------------------------     ------------
Accounts Receivable (Net)                                                                    50,620,809
--------------------------------------------------------------------------------------     ------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------------     ------------
Must be completed each month                                                                Yes     No
--------------------------------------------------------------------------------------     ------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                        X
--------------------------------------------------------------------------------------     ------------
2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide and explanation below.                    X
--------------------------------------------------------------------------------------     ------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                       X
--------------------------------------------------------------------------------------     ------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                    X
--------------------------------------------------------------------------------------     ------------


                                                                      FORM MOR-5
                                                                          (9/99)